UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2025

ALLARITY THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA 02108
(Address of principal executive offices)

(401) 426-4664
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 3, 2025, Allarity Therapeutics, Inc. (the “Company”) issued a press release announcing that its board of directors has approved a share repurchase program (the “Share Repurchase Program”), with authorization to repurchase up to $5 million of the Company’s outstanding shares of common stock. The Company intends to fund any repurchases under the Share Repurchase Program with available cash. The timing and amount of any shares repurchased will be determined based on the Company’s evaluation of market conditions and other factors. Repurchases may be made through open market transactions or other methods as permitted by securities laws and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The Company is not obligated to acquire any shares and the Share Repurchase Program may be discontinued or suspended at any time. The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautions Concerning Forward-Looking Statements

This report contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, related to the share repurchase and the factors that will impact the amount and timing of purchases, if any, thereunder. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the company. Risks and uncertainties include, but are not limited to, those described under the sections titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2024, available at the SEC’s website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: March 4, 2025	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer